Earnings Per Common Share	12 Months Ended
Dec. 31, 2016
Earnings Per Share [Abstract]
Earnings Per Common Share
Earnings Per Common Share
GAAP requires the reporting of basic and diluted earnings per common share. Basic earnings per common share excludes any dilutive effects of restricted stock units.

The following table sets forth the computation of basic and diluted earnings per common share:

Year ended December 31 (In thousands, except share data)	2016	2015	2014
Numerator:
Net income available to common shareholders	$86,135	$81,012	$83,957
Denominator:
Weighted-average common shares outstanding	15,332,553	15,364,281	15,394,971
Effect of dilutive performance-based restricted stock units	72,607	40,459	18,861
Weighted-average common shares outstanding adjusted for the effect of dilutive performance-based restricted stock units	15,405,160	15,404,740	15,413,832
Earnings per common share:
Basic earnings per common share	$5.62	$5.27	$5.45
Diluted earnings per common share	$5.59	$5.26	$5.45

Park awarded 41,550, 23,025 and 21,975 PBRSUs to certain employees during the years ended December 31, 2016, 2015 and 2014, respectively. The PBRSUs vest based on service and performance conditions. The dilutive effect of the PBRSUs was the addition of 72,607, 40,459 and 18,861 common shares for the years ended December 31, 2016, 2015 and 2014, respectively.

During the years ended December 31, 2015 and 2014, Park repurchased 71,700 and 29,700 common shares, respectively, to fund the PBRSUs and common shares awarded to directors of Park and to directors of Park's subsidiary PNB (and its divisions). No common shares were repurchased during 2016.